FOURTH AMENDMENT TO LOAN AGREEMENT
This amendment to Loan Agreement ("Amendment") is made as of March 26, 1998 by and among the following parties:
Bank of America National Trust and Savings Association ("Bank of America" and "Lender")
Bank of America National Trust and Savings Association, in its capacity as Agent ("Agent")
Northwest Pipe Company, an Oregon corporation (a "Borrower")
Thompson Pipe and Steel Company, a Colorado corporation (a "Borrower")
Thompson Steel Pipe Company, a Delaware corporation (a "Borrower")
R E C I T A L S
The Borrowers, the Lender and the Agent are parties to that certain Loan Agreement dated as of October 20, 1997, as amended by that certain First Amendment to Loan Agreement dated as of October 20, 1997, and a Second Amendment to Loan Agreement dated as of November 26, 1997, and a Third Amendment to Loan Agreement dated as of March 6, 1998 as the same may be amended, modified or extended from time to time (the "Loan Agreement") and the related Loan Documents described therein.
The Borrowers have requested that the Lender and Agent decrease the Total Commitment, and to amend the restrictions contained in Section 6.1 as amended herein.
            NOW, THEREFORE, the parties agree as follows:
A G R E E M E N T
Definitions.   Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement.
Amendments to Loan Agreement. The Loan Agreement is amended as follows:
Amendment to Definitions. In Section 1.1, an amendment is made to the definitions, as follows:
Total Commitment. The definition of "Total Commitment" is amended and restated to read as follows:
"Total Commitment" means $55,000,000. However, Total Commitment will be reduced to $30,000,000 on the earlier of April 15, 1998, or the date that any Borrower receives net proceeds from the currently anticipated private placement of notes in the amount of at least $30,000,000. Borrowers hereby consent to Bank of America's sale of up to $10,000,000 of the loans and commitment, without further consent under Section 11.7 of the Loan Agreement.
Amendments to Section 6.1, Restriction on Borrowings, Capital Leases and Contract Purchases. Section 6.1 is amended and restated as follows:
Borrowers shall not and shall not permit any Subsidiary to borrow money, enter into capital leases or enter into contracts to purchase any item on deferred payments in any fiscal year if the total of such borrowings, leases and contracts exceeds 3.5% of Borrowers' Tangible Net Worth in existence at the end of Borrowers' prior fiscal year. This restriction shall not apply to the issuance by Northwest Pipe Company of up to $75,000,000 in private placement notes or to the Loans, or the Letters of Credit described in Articles 9 and 10. (The limitation on the issuance of private placement notes shall apply to the aggregate of all such notes issued since October 20, 1997.)
No Further Amendment. Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, the Borrower expressly reaffirms and ratifies its obligation to pay or reimburse the Agent and the Lender on request for all reasonable expenses, including legal fees, actually incurred by the Agent or such Lender in connection with the preparation of this Amendment, the other Amendment Documents, and the closing of the transactions contemplated hereby and thereby.
Miscellaneous.
Entire Agreement. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.
Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

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Certain Agreements Not Enforceable.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.
            EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

            BORROWERS:     NORTHWEST PIPE COMPANY


                           By: John Murakami
                               ------------------------------------
                           Its: Vice President
                               ------------------------------------

                                Address:  12005 N. Burgard
                                          Portland, OR  97203
                                          Fax No. (503) 240-6615


                           THOMPSON PIPE AND STEEL COMPANY


                           By: John Murakami
                               ------------------------------------
                           Its: Vice President
                               ------------------------------------

                                Address:  12005 N. Burgard
                                          Portland, OR  97203
                                          Fax No. (503) 240-6615


                           THOMPSON STEEL PIPE COMPANY


                           By: John Murakami
                               ------------------------------------
                           Its: Vice President
                               ------------------------------------

                                Address:  12005 N. Burgard
                                          Portland, OR  97203
                                          Fax No. (503) 240-6615

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            LENDER:        BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION


                           By: Douglas Bowlsby
                               ------------------------------------
                           Its: Vice President
                               ------------------------------------

                                Address:  Commercial Banking
                                          121 S.W. Morrison Street
                                          Suite 1700
                                          Portland, OR  97204
                                          Fax No. (503) 275-1391
                                          Attn:  Robert L. Countryman


            AGENT:         BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION


                           By: Dora A. Brown
                               ------------------------------------
                           Its: Vice President
                               ------------------------------------

                                Address:  Agency Services
                                          701 Fifth Avenue, Floor 16
                                          Seattle, WA  98104
                                          Fax No. (206) 358-0971
                                          Attn:  Dora A. Brown